UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. __)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 20, 2021

CalEthos, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50331	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11753 Willard Avenue Tustin, CA	92782
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 352-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Information.

On July 20, 2021, CalEthos, Inc. (“we,” “us,” or “our company”) issued a press release entitled “CalEthos Issues CEO Business Update.” A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Certain statements furnished pursuant to this Item 8.01 and the accompanying Exhibit 99.1 are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “could,” “continue,” “anticipate” “optimistic,” “forecast” “intend,” “estimate,” “preliminary,” “project,” “seek,” “plan,” “looks to,” “on condition,” “target,” “potential,” “guidance,” “outlook” or “trend,” or other comparable terminology, or by a general discussion of strategy or goals or other future events, circumstances, or effects. Such statements include, but are not limited to, statements about our plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. There may be many factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. These factors include, but are not limited to, our ability to raise capital to fund our research and development and our product development efforts, the demand for and general acceptance of cyrptocurrencies in the U.S. and worldwide; the impact of the current COVID-19 pandemic, which may limit access to our consultants, facilities, customers, management, support staff, and professional advisors, demand for our proposed products and services, economic conditions in the U.S. and worldwide, and our ability to recruit and retain management, technical, and sales personnel. The forward-looking statements contained in this report are made as of the date of this report, and we do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Further information relating to factors that may impact our results and forward-looking statements are disclosed in our filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated July 20, 2021, entitled “CalEthos CEO Issues Business Update.”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALETHOS, INC.

Date: July 20, 2021	By:	/s/ Michael Campbell
Michael Campbell Chief Executive Officer

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